UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.
                          SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[X]     Soliciting Material Pursuant to Rule 14a-12

                              EL PASO CORPORATION
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[ ]    Fee paid previously with preliminary materials:

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JUNE 10 E-MAIL FROM COMPANY TO EL PASO EMPLOYEES

FROM: Company Information [mailto:Company Information]
SENT: Tuesday, June 10, 2003 4:47 PM
TO: All El Paso E-Mail Recipients
SUBJECT: Important Reminder-Deadline Friday

The following message has been approved for release by the El Paso Corporation E-Mail Administrator. *******************
El Paso Corporation's annual meeting of shareholders is next week. If you own El Paso shares through the company's Retirement Savings Plan [our 401(k) plan], the deadline for submitting your proxy with instructions for voting those shares is approaching fast. Your signed and dated proxy must be received by this FRIDAY, JUNE 13. If you have not voted your 401(k) shares, please do so. Your vote--as a shareholder and as an employee--is crucial. We urge you to vote for the El Paso Board's nominees by submitting your WHITE proxy card before this Friday's deadline.


Complete your RSP proxy card by specifying your choice for each proposal, then signing and dating the card. Your vote is absolutely confidential; neither current management nor the dissidents will know how you voted shares in the RSP plan. To make sure your vote arrives on time, please photocopy both sides of your proxy card onto a single sheet of paper, then fax your RSP proxy as soon as possible to Ellen Philip Associates, independent inspector for the RSP plan, at 212-645-8046.


Proxies for other plans, such as the Employee Stock Purchase Plan, should be faxed to Bob Sandhu with MacKenzie Partners at 212-929-0308. Remember, before faxing, please photocopy both sides of your proxy onto a single sheet of paper.